                                                                [EXECUTION COPY]
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                          MERIDIAN INDUSTRIAL TRUST, INC.




                       7.25% Senior Notes, Series A, due 2007
                       7.30% Senior Notes, Series B, due 2009






                               ------------------------
                               NOTE PURCHASE AGREEMENT
                               ------------------------




                           Dated as of November 15, 1997






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

                                  TABLE OF CONTENTS

                                                                         Page
                                                                         ----
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1. AUTHORIZATION OF NOTES. . . . . . . . . . . . . . . . . . . . . . .    1

2. SALE AND PURCHASE OF NOTES. . . . . . . . . . . . . . . . . . . . .    1

3. CLOSING.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4. CONDITIONS TO CLOSING.. . . . . . . . . . . . . . . . . . . . . . .    2
     4.1. Representations and Warranties.. . . . . . . . . . . . . . .    2
     4.2. Performance; No Default. . . . . . . . . . . . . . . . . . .    3
     4.3. Compliance Certificates. . . . . . . . . . . . . . . . . . .    3
     4.4. Opinions of Counsel. . . . . . . . . . . . . . . . . . . . .    3
     4.5. Purchase Permitted By Applicable Law, etc. . . . . . . . . .    3
     4.6. Sale of Other Notes. . . . . . . . . . . . . . . . . . . . .    4
     4.7. Payment of Special Counsel Fees. . . . . . . . . . . . . . .    4
     4.8. Private Placement Numbers. . . . . . . . . . . . . . . . . .    4
     4.9. Changes in Corporate Structure.. . . . . . . . . . . . . . .    4
     4.10. Proceedings and Documents.. . . . . . . . . . . . . . . . .    4

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.. . . . . . . . . . .    5
     5.1. Organization; Power and Authority. . . . . . . . . . . . . .    5
     5.2. Authorization, etc.. . . . . . . . . . . . . . . . . . . . .    5
     5.3. Disclosure.. . . . . . . . . . . . . . . . . . . . . . . . .    5
     5.4. Organization and Ownership of Shares of Subsidiaries;
          Affiliates.. . . . . . . . . . . . . . . . . . . . . . . . .    6
     5.5. Financial Statements.. . . . . . . . . . . . . . . . . . . .    7
     5.6. Compliance with Laws, Other Instruments, etc.. . . . . . . .    7
     5.7. Governmental Authorizations, etc.. . . . . . . . . . . . . .    7
     5.8. Litigation; Observance of Agreements, Statutes and Orders. .    7
     5.9. Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     5.10. Title to Property; Leases.. . . . . . . . . . . . . . . . .    8
     5.11. Licenses, Permits, etc. . . . . . . . . . . . . . . . . . .    9
     5.12. Compliance with ERISA.. . . . . . . . . . . . . . . . . . .    9
     5.13. Private Offering by the Company.. . . . . . . . . . . . . .   10
     5.14. Use of Proceeds; Margin Regulations.. . . . . . . . . . . .   11
     5.15. Existing Indebtedness; Future Liens.. . . . . . . . . . . .   11
     5.16. Foreign Assets Control Regulations, etc.. . . . . . . . . .   11
     5.17. Status under Certain Statutes.. . . . . . . . . . . . . . .   12
     5.18. Environmental Matters.. . . . . . . . . . . . . . . . . . .   12

6. REPRESENTATIONS OF THE PURCHASER. . . . . . . . . . . . . . . . . .   13
     6.1. Purchase for Investment. . . . . . . . . . . . . . . . . . .   13
     6.2. Source of Funds. . . . . . . . . . . . . . . . . . . . . . .   13

7. INFORMATION AS TO COMPANY.. . . . . . . . . . . . . . . . . . . . .   14
     7.1. Financial and Business Information.. . . . . . . . . . . . .   14
     7.2. Officer's Certificate. . . . . . . . . . . . . . . . . . . .   17
     7.3. Inspection.. . . . . . . . . . . . . . . . . . . . . . . . .   18


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8. PREPAYMENT OF THE NOTES.. . . . . . . . . . . . . . . . . . . . . .   19
     8.1. Optional Prepayments with Make-Whole Amount. . . . . . . . .   19
     8.2. Prepayment in Connection with Termination of REIT Status.. .   19
     8.3. Notice of Optional Prepayment; Make-Whole Computations.. . .   20
     8.4. Maturity; Surrender, etc.. . . . . . . . . . . . . . . . . .   21
     8.5. Purchase of Notes. . . . . . . . . . . . . . . . . . . . . .   21
     8.6. Make-Whole Amount and Modified Make-Whole Amount.. . . . . .   22

9. AFFIRMATIVE COVENANTS.. . . . . . . . . . . . . . . . . . . . . . .   23
     9.1. Compliance with Law. . . . . . . . . . . . . . . . . . . . .   24
     9.2. Insurance. . . . . . . . . . . . . . . . . . . . . . . . . .   24
     9.3. Maintenance of Properties. . . . . . . . . . . . . . . . . .   24
     9.4. Payment of Taxes and Claims. . . . . . . . . . . . . . . . .   24
     9.5. Corporate Existence; Maintenance of REIT Status, etc.. . . .   25

10. NEGATIVE COVENANTS.. . . . . . . . . . . . . . . . . . . . . . . .   25
     10.1. Incurrence of Indebtedness. . . . . . . . . . . . . . . . .   25
     10.2. Liens Securing Indebtedness.. . . . . . . . . . . . . . . .   26
     10.3. Maintenance of Unencumbered Assets. . . . . . . . . . . . .   27
     10.4. Merger, Consolidation, etc. . . . . . . . . . . . . . . . .   27
     10.5. Sale of Assets. . . . . . . . . . . . . . . . . . . . . . .   28
     10.6. Transactions with Affiliates. . . . . . . . . . . . . . . .   28
     10.7. Lines of Business.. . . . . . . . . . . . . . . . . . . . .   28
     10.8. Restricted Payments.. . . . . . . . . . . . . . . . . . . .   28

11. EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . .   29

12. REMEDIES ON DEFAULT, ETC.. . . . . . . . . . . . . . . . . . . . .   31
     12.1. Acceleration. . . . . . . . . . . . . . . . . . . . . . . .   31
     12.2. Other Remedies. . . . . . . . . . . . . . . . . . . . . . .   32
     12.3. Rescission. . . . . . . . . . . . . . . . . . . . . . . . .   32
     12.4. No Waivers or Election of Remedies, Expenses, etc.. . . . .   33

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. . . . . . . . . . .   33
     13.1. Registration of Notes.. . . . . . . . . . . . . . . . . . .   33
     13.2. Transfer and Exchange of Notes. . . . . . . . . . . . . . .   33
     13.3. Replacement of Notes. . . . . . . . . . . . . . . . . . . .   34

14. PAYMENTS ON NOTES. . . . . . . . . . . . . . . . . . . . . . . . .   34
     14.1. Place of Payment. . . . . . . . . . . . . . . . . . . . . .   34
     14.2. Home Office Payment.. . . . . . . . . . . . . . . . . . . .   35

15. EXPENSES, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . .   35
     15.1. Transaction Expenses. . . . . . . . . . . . . . . . . . . .   35
     15.2. Survival. . . . . . . . . . . . . . . . . . . . . . . . . .   36

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.. . .   36

17. AMENDMENT AND WAIVER.. . . . . . . . . . . . . . . . . . . . . . .   37

                                         (ii)

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     17.1. Requirements. . . . . . . . . . . . . . . . . . . . . . . .   37
     17.2. Solicitation of Holders of Notes. . . . . . . . . . . . . .   37
     17.3. Binding Effect, etc.. . . . . . . . . . . . . . . . . . . .   37
     17.4. Notes held by Company, etc. . . . . . . . . . . . . . . . .   38

18. NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38

19. REPRODUCTION OF DOCUMENTS. . . . . . . . . . . . . . . . . . . . .   39

20. CONFIDENTIAL INFORMATION.. . . . . . . . . . . . . . . . . . . . .   39

21. SUBSTITUTION OF PURCHASER. . . . . . . . . . . . . . . . . . . . .   40

22. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     22.1. Successors and Assigns. . . . . . . . . . . . . . . . . . .   41
     22.2. Jurisdiction and Process; Waiver of Jury Trial. . . . . . .   41
     22.3. Indemnification.. . . . . . . . . . . . . . . . . . . . . .   42
     22.4. Accounting Terms. . . . . . . . . . . . . . . . . . . . . .   43
     22.5. Payments Due on Non-Business Days.. . . . . . . . . . . . .   43
     22.6. Severability. . . . . . . . . . . . . . . . . . . . . . . .   43
     22.7. Construction. . . . . . . . . . . . . . . . . . . . . . . .   44
     22.8. Counterparts. . . . . . . . . . . . . . . . . . . . . . . .   44
     22.9. Governing Law.. . . . . . . . . . . . . . . . . . . . . . .   44



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SCHEDULE A            --      INFORMATION RELATING TO PURCHASERS
SCHEDULE B            --      DEFINED TERMS
SCHEDULE 5.4          --      Subsidiaries of the Company and Ownership of
                                Subsidiary Stock
SCHEDULE 5.5          --      Financial Statements
SCHEDULE 5.15         --      Existing Indebtedness

EXHIBIT 1(a)          --      Form of 7.25% Senior Note, Series A, due 2007
EXHIBIT 1(b)          --      Form of 7.30% Senior Note, Series B, due 2009

EXHIBIT 4.4(a)(1)     --      Form of Opinion of Vinson & Elkins L.L.P., Counsel
                                for the Company
EXHIBIT 4.4(a)(2)     --      Form of Opinion of Ballard Spahr Andrews &
                                Ingersoll, Counsel for the Company
EXHIBIT 4.4(b)        --      Form of Opinion of Special Counsel for the
                                Purchasers



                                        (iii)

                          MERIDIAN INDUSTRIAL TRUST, INC.
                           455 Market Street, 17th Floor
                              San Francisco, CA 94105

                       7.25% Senior Notes, Series A, due 2007
                       7.30% Senior Notes, Series B, due 2009


                                                         As of November 15, 1997

TO EACH OF THE PURCHASERS LISTED
IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

          MERIDIAN INDUSTRIAL TRUST, INC., a Maryland corporation (the "COMPANY"), agrees with you as follows:

1.    AUTHORIZATION OF NOTES.

          The Company will authorize the issue and sale of $135,000,000 aggregate principal amount of its 7.25% Senior Notes, Series A, due 2007 (the "SERIES A NOTES") and $25,000,000 aggregate principal amount of its 7.30% Senior Notes, Series B, due 2009 (the "SERIES B NOTES" and, together with the Series A Notes, the "NOTES"), such notes to be substantially in the repective forms set out in Exhibits 1(a) and 1(b). As used herein, the term "NOTES" shall mean all notes (irrespective of series unless otherwise specified) originally delivered pursuant to this Agreement and the Other Agreements referred to below and all notes delivered in substitution or exchange for any such note and, where applicable, shall include the singular number as well as the plural. The terms "NOTE", "SERIES A NOTE" and "SERIES B NOTE" mean one of the Notes, Series A Notes and Series B Notes, respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.    SALE AND PURCHASE OF NOTES.

          Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes of the series and in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER

PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes of the series and in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.    CLOSING.

          The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, NY 10022, at 10:00 a.m., New York time, at a closing (the "CLOSING") on November 20, 1997 or on such other Business Day thereafter on or prior to November 25, 1997 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note of the series to be purchased by you (or such greater number of Notes in denominations of at least $250,000 as you may request prior to the Closing) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 55251839 at BankBoston, N.A., ABA No. 011-000-390.

          If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.    CONDITIONS TO CLOSING.

          Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.  REPRESENTATIONS AND WARRANTIES.

          The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.  PERFORMANCE; NO DEFAULT.

          The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by
Section 10.1 or 10.2 had such Section applied since such date.

4.3.  COMPLIANCE CERTIFICATES.

          (a) OFFICER'S CERTIFICATE. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled and setting forth the information as of the date of the Closing required to be set forth in an Officer's Certificate pursuant to Section 7.2(a).

          (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate of the Secretary or an Assistant Secretary of the Company certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and the Other Agreements.

4.4.  OPINIONS OF COUNSEL.

          You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Vinson & Elkins L.L.P. and Ballard Spahr Andrews & Ingersoll, counsel for the Company, substantially in the respective forms set forth in Exhibits 4.4(a)(1) and 4.4(a)(2) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinions to you), and (b) from Willkie Farr & Gallagher, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.  PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

          On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without reliance on any provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including without limitation Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.  SALE OF OTHER NOTES.

          Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.  PAYMENT OF SPECIAL COUNSEL FEES.

          Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, disbursements and other charges of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company.

4.8.  PRIVATE PLACEMENT NUMBERS.

          A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes of each series.

4.9.  CHANGES IN CORPORATE STRUCTURE.

          The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent audited financial statements referred to in Schedule 5.5.

4.10. PROCEEDINGS AND DOCUMENTS.

          All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to you that:

5.1   ORGANIZATION; POWER AND AUTHORITY.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Company is a self-administered and self-managed real estate operating company and has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

5.2.  AUTHORIZATION, ETC.

          This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.  DISCLOSURE.

          The Company, through its agent, J.P. Morgan Securities Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated October 1997 (collectively with the Exhibits thereto, the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the

Memorandum or in the financial statements listed in Schedule 5.5, since December 31, 1996, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4.  ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

          (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.  FINANCIAL STATEMENTS.

          The Company has delivered to you copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.  COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

          The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.  GOVERNMENTAL AUTHORIZATIONS, ETC.

          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, except for information filings with the Securities and Exchange Commission and any similar filings, if any, required to be made under any state securities laws.

5.8.  LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

          (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the

Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.  TAXES.

          The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. As a result of the Company's valid election to be taxed as a REIT for federal income tax purposes the Company and its Subsidiaries have no Federal income tax liabilities for any prior years.

5.10. TITLE TO PROPERTY; LEASES.

          The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business). All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

                                          9
5.11. LICENSES, PERMITS, ETC.

          (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

          (b) To the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

          (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12. COMPLIANCE WITH ERISA.

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in Section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in Section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under
Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

          (e) With respect to each employee benefit plan, if any, disclosed by you in writing to the Company in accordance with Section 6.2(c), neither the Company nor any "affiliate" of the Company (as defined in section V(c) of the QPAM Exemption) has at this time, nor has exercised at any time during the immediately preceding year, the authority to appoint or terminate the "QPAM" (as defined in Part V of the QPAM Exemption) disclosed by you to the Company pursuant to Section 6.2(c) as manager of any of the assets of any such plan or to negotiate the terms of any management agreement with such QPAM on behalf of any such plan, and the Company is not an "affiliate" (as so defined) of such QPAM. The Company is not a party in interest with respect to any employee benefit plan disclosed by you in accordance with Section 6.2(b) or 6.2(e). The execution and delivery of this Agreement and the issuance and sale of the Notes at the Closing hereunder will not involve any prohibited transaction (as such term is defined in Section 406(a) of ERISA and Section 4975(c)(1)(A)-(D) of the
Code), that could subject the Company or any holder of a Note to any tax or penalty on prohibited transactions imposed under said Section 4975 of the Code or by Section 502(i) of ERISA. The representation by the Company in the preceding sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the source of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13. PRIVATE OFFERING BY THE COMPANY.

          Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 80 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14. USE OF PROCEEDS; MARGIN REGULATIONS.

          The Company will apply the proceeds of the sale of the Notes to repay Indebtedness outstanding under the Company's unsecured credit facility. No part of the proceeds from the sale of the Notes hereunder will be used, and no part of the proceeds of such Indebtedness was used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

5.15. EXISTING INDEBTEDNESS; FUTURE LIENS.

          (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list in reasonable detail of all outstanding secured and unsecured Indebtedness of the Company and its Subsidiaries as of October 31, 1997, since which date there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Indebtedness of the Company or its Subsidiaries (other than changes from time to time in amounts outstanding under the Company's existing revolving credit facility). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien securing Indebtedness.

5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.

          Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17. STATUS UNDER CERTAIN STATUTES.

          Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

5.18. ENVIRONMENTAL MATTERS.

          Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. In addition to the foregoing:

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.   REPRESENTATIONS OF THE PURCHASER.

6.1.  PURCHASE FOR INVESTMENT.

          You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

          You also represent that you are an "accredited investor", as defined in Rule 501(a)(1) of the Securities Act.

6.2.  SOURCE OF FUNDS.

          You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) the Source is an "insurance company general account", as such term is defined in Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995), and there is no plan with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such plan and all other plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with PTE 95-60) exceeds or will exceed 10% of the total of all reserves and liabilities of such general account (determined in accordance with PTE 95-60, exclusive of separate account liabilities, plus any applicable surplus) as of the date of the Closing; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d)  the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.    INFORMATION AS TO COMPANY.

7.1.  FINANCIAL AND BUSINESS INFORMATION.

          The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) QUARTERLY STATEMENTS -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                (ii) consolidated statements of operations, changes in stockholders' equity and cash flows of the

          Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

     setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) so long as such Report otherwise meets the requirements of this Section 7.1(a);

          (b) ANNUAL STATEMENTS -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

                (ii) consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

               (A) by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

               (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause
     (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b) so long as such Report otherwise meets the requirements of this
     Section 7.1(b);

          (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA MATTERS -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under
          Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

              (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (f) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within the earlier of 30 days after receipt thereof and five Business Days after a Responsible Officer becoming aware of the possible consequences thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (g) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder (including without limitation additional data and information supporting calculations contained in any Officer's Certificate furnished pursuant to Section 7.2) and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2. OFFICER'S CERTIFICATE.

          Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 to Section 10.3, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including without limitation any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3. INSPECTION.

          The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and present and former independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.   PREPAYMENT OF THE NOTES.

          In addition to the payment of the entire unpaid principal amount of the Notes of each series at the respective final maturity dates thereof, the Company may make optional prepayments in respect of the Notes as hereinafter provided.

8.1.  OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

          The Company may, at its option, upon notice as provided in Section 8.3, prepay at any time all, or from time to time any part of, the Notes (in a minimum principal amount of $5,000,000 and in multiples of $1,000,000), at the principal amount so prepaid, plus the Make-Whole Amount for the Notes of each series determined for the prepayment date with respect to such principal amount.

          In the case of each partial prepayment of the Notes pursuant to this Section, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment pursuant to this Section.

8.2.  PREPAYMENT IN CONNECTION WITH TERMINATION OF REIT STATUS.

          If at any time the Company proposes to terminate its status as a REIT in accordance with Section 9.5, not less than 60 nor more than 90 days prior to the effective date of such proposed termination the Company shall give written notice thereof to the holders of all outstanding Notes, which notice shall (a) refer specifically to this Section 8.2, (b) specify the REIT Termination Prepayment Date and the Response Date (as respectively defined below), (c) offer to prepay all Notes at the price specified below on the date therein specified (the "REIT TERMINATION PREPAYMENT DATE"), which shall be a Business Day not less than 15 nor more than 30 days after the date of such notice (and in any event contemporaneously with or within five Business Days after such termination), and
(d) specify the estimated Modified Make-Whole Amount, if any, for the Notes of each series in connection with such prepayment (calculated as if the date of such notice were the REIT Termination Prepayment Date), including details of such calculations. Each such holder of a Note will notify the Company of such holder's acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company at least five days prior to the REIT

Termination Prepayment Date (the "RESPONSE DATE"). The failure by any such holder to respond in writing to such offer on or before the Response Date shall be deemed to be the acceptance of such offer by such holder.

          On the REIT Termination Prepayment Date the Company will prepay all of the Notes held by the holders as to which such offer has been so accepted or deemed accepted, at the principal amount of each such Note, together with interest accrued thereon to the REIT Termination Prepayment Date, plus an amount equal to the Modified Make-Whole Amount, if any, for each such Note.

          Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes then being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Modified Make-Whole Amount as of such prepayment date for the Notes of each series being prepaid.

          If for any reason the holder or holders of the Notes of either series, by notice to the Company, object to such calculation of the Modified Make-Whole Amount for the Notes of such series, the Modified Make-Whole Amount for the Notes of such series calculated by such holder or holders and specified in such notice shall be final and binding upon the Company and the holders of the Notes of such series absent manifest error. If any holder of a Note shall give the notice specified in the preceding sentence, the Company will forthwith provide copies of such notice to all other holders of outstanding Notes.

          Notwithstanding the foregoing provisions of this Section 8.2, the Company shall not make any prepayment of Notes pursuant to this Section 8.2 unless on or before the REIT Termination Prepayment Date the Company has terminated its status as a REIT pursuant to Section 9.5; and if for any reason the proposed termination does not take place after notice in respect thereof has been given pursuant to this Section 8.2, such notice and each acceptance of the Company's offer to prepay Notes in response thereto shall be deemed to have been withdrawn in respect of such proposed termination, subject to the obligation of the Company to comply with this Section 8.2 in respect of any subsequently proposed termination.

8.3.  NOTICE OF OPTIONAL PREPAYMENT; MAKE-WHOLE COMPUTATIONS.

          The Company will give each holder of Notes written notice of each optional prepayment under Section 8.1 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify the date fixed for such prepayment (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.1), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount for the Notes of each series due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount for the Notes of each series as of the specified prepayment date.

          If for any reason the Required Holders of the Notes of either series, by notice to the Company, object to such calculation of the Make-Whole Amount for the Notes of such series, the Make-Whole Amount for the Notes of such series calculated by such Required Holders and specified in such notice shall be final and binding upon the Company and the holders of the Notes of such series absent manifest error. If the Required Holders of the Notes of either series shall give the notice specified in the preceding sentence, the Company will forthwith provide copies of such notice to all other holders of outstanding Notes.

8.4.  MATURITY; SURRENDER, ETC.

          In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount or Modified Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or Modified Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.  PURCHASE OF NOTES.

          The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer made by the Company or any such Affiliate to all holders of the Notes to purchase Notes on the same terms and conditions (except for such difference in the offering price that reflects differences in interest rates and maturities of the Notes of the respective series), pro rata among all Notes tendered, which offer shall remain outstanding for a reasonable period of time (not to be less than 30 days). If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of all Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer.

          Any Notes so repurchased shall immediately upon acquisition thereof be canceled and no Notes shall be issued in substitution or exchange therefor.

          Promptly and in any event within five Business Days after each such purchase of Notes, the Company will furnish each holder of the Notes with a certificate of a Senior Financial Officer describing such purchase (including the aggregate principal amount of Notes of each series so purchased and the purchase price therefor) and certifying that such purchase was made in compliance with the requirements of this Section.

8.6.  MAKE-WHOLE AMOUNT AND MODIFIED MAKE-WHOLE AMOUNT.

          The term "MAKE-WHOLE AMOUNT" or "MODIFIED MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount or Modified Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount or Modified Make-Whole Amount, the following terms have the following meanings:

          "APPLICABLE PERCENTAGE" in the case of a computation of the Make-Whole Amount means 0.25% (25 basis points), and in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.2 means 0.75% (75 basis points).

          "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1 or 8.2 or has become or is declared to be immediately due and payable pursuant to
     Section 12.1, as the context requires.

          "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, the Applicable Percentage over the yield to maturity implied by
     (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the remaining life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by
     (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining life and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining life.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1, 8.2 or 12.1.

          "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     Section 8.1 or 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

9.1.  COMPLIANCE WITH LAW.

          The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.  INSURANCE.

          The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties (including earthquakes) and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.  MAINTENANCE OF PROPERTIES.

          The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

9.4.  PAYMENT OF TAXES AND CLAIMS.

          The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.  CORPORATE EXISTENCE; MAINTENANCE OF REIT STATUS, ETC.

          The Company will at all times preserve and keep in full force and effect its corporate existence, except as permitted by Section 10.4. The Company will at all times preserve and keep in full force and effect the existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

          Without limiting the generality of the foregoing paragraph, the Company will at all times maintain its status as a REIT unless (a) in the opinion of the Board of Directors of the Company, the loss or termination of such status could not reasonably be expected to have a Material Adverse Effect, and (b) the Company shall have complied with the requirements of Section 8.2.

10.   NEGATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

10.1. INCURRENCE OF INDEBTEDNESS.

          The Company will not, and will not permit any Subsidiary to, incur any Indebtedness if, immediately after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof,

          (a) the aggregate principal amount of outstanding Indebtedness of the Company and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) is greater than 60% of Consolidated Adjusted Total Assets; or

          (b) pro forma Consolidated Income Available for Debt Service is less than 150% of pro forma Annual Service

     Charge, in each case for the four consecutive fiscal quarters then most recently ended.

For purposes of this Agreement, a Person that becomes a Subsidiary after the date of the Closing shall be deemed at that time to have incurred all of its outstanding Indebtedness and a Person that after the date of the Closing is consolidated with or merged with or into the Company or a Subsidiary or sells, leases or otherwise disposes of all or substantially all of its property to the Company or a Subsidiary shall be deemed at that time to have incurred all of its outstanding Indebtedness. For purposes of clause (b) above, all calculations shall be made on a pro forma basis on the assumption (without limitation as to other adjustments in accordance with GAAP) that (i) all Indebtedness incurred by the Company or any Subsidiary during the four-quarter period was incurred, and all net proceeds thereof were applied, on the first day of such period, (ii) all Indebtedness repaid or retired during such four-quarter period was repaid or retired on the first day of such period (except that the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of Indebtedness under such facility during such period), (iii) in the case of Indebtedness incurred in connection with an acquisition during such four-quarter period, the related acquisition occurred on the first day of such period (with appropriate adjustments with respect to such acquisition being included in such calculation), and (iv) in the case of an acquisition or disposition by the Company or any Subsidiary of any asset or group of assets during such four-quarter period (whether by merger, stock purchase or sale, or asset purchase or sale), such acquisition or disposition and any related repayment of Indebtedness occurred on the first day of the period (with appropriate adjustments with respect to such acquisition or disposition being included in such calculation).

10.2. LIENS SECURING INDEBTEDNESS.

          The Company will not and will not permit any Subsidiary to directly or indirectly create, incur or assume (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including without limitation any document or instrument in respect of goods or accounts receivable) of the Company or such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, securing Indebtedness if, after giving effect to such transaction and the application of the proceeds thereof, the aggregate principal amount of outstanding Indebtedness of the Company and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) secured by all such Liens is greater than 40% of Consolidated Adjusted Total Assets.

          For purposes of this Section 10.2 any Lien existing in respect of property at the time such property is acquired or in respect of property of a Person at the time such Person is acquired, consolidated or merged with or into the Company or a Subsidiary shall be deemed to have been created at that time.

10.3. MAINTENANCE OF UNENCUMBERED ASSETS.

          The Company will not at any time permit Total Unencumbered Assets to be less than 150% of the aggregate principal amount of outstanding Unsecured Indebtedness of the Company and its Subsidiaries (determined on a consolidated basis in accordance with GAAP).

10.4. MERGER, CONSOLIDATION, ETC.

          Except as permitted by Section 9.5, the Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent Person organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such Person, (i) such Person shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Majority Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

          (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Company would be permitted under Sections 10.1 and 10.2 to incur at least $1 of additional secured Indebtedness owing to a Person other than a Subsidiary of such successor.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.4 from its liability under this Agreement or the Notes.

10.5. SALE OF ASSETS.

          Except as permitted by Section 10.4, the Company will not and will not permit any Subsidiary to sell, lease or otherwise transfer, directly or indirectly, any asset (an "ASSET SALE") other than

          (a)  Asset Sales of obsolete or worn out equipment;

          (b) Asset Sales by a Subsidiary to the Company or a Wholly-Owned Subsidiary; and

          (c) Asset Sales in the ordinary course of business (including without limitation Asset Sales of one or more properties obtained in asset purchases that include other properties that are to be retained).

10.6. TRANSACTIONS WITH AFFILIATES.

          The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.7. LINES OF BUSINESS.

          The Company will not and will not permit any Subsidiary to engage to any substantial extent in any business other than the businesses in which they are engaged on the date of this Agreement as described in the Memorandum.

10.8. RESTRICTED PAYMENTS.

          Without limiting the Company's obligations under this Agreement and the Notes, or the rights and remedies of the holder of any Note pursuant to
Section 12, the Company will not make any payment of any dividend or other distribution in respect of its Common Stock during the existence of a Default or Event of Default described in paragraph (a) or (b) of Section 11, except that prior to the acceleration of any Note pursuant to Section 12.1 or the exercise of any other remedy by the holder or holders of Notes pursuant to Section 12, and provided the Company is at the time a REIT, the Company may pay cash dividends not more than five Business Days prior to the last day on which such dividends can be paid (and in each case in the minimum amount necessary) to avoid the loss of REIT status in respect of any fiscal year.

11.  EVENTS OF DEFAULT.

          An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount or Modified Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Section 10.1, 10.2, 10.3, 10.5 or 10.7; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of
     Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) one or more of the Company and its Subsidiaries is in default (as principal or as guarantor or other surety) beyond any period of grace provided with respect thereto in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness for money borrowed that is outstanding in an aggregate principal amount (on a combined basis for the Company and all such Subsidiaries) of at least $10,000,000, or (ii) one or more of the Company and its Subsidiaries is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount (on a combined basis as aforesaid) of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests),
     (x) one or more of the Company and its Subsidiaries has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount (on a combined basis as aforesaid) at least equal to 1.3% of Consolidated Adjusted Total Assets, or (y) one or more Persons have the right to require one or more of the Company and its Subsidiaries so to purchase or repay such Indebtedness; or

          (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes a general assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or (v) is adjudicated as insolvent or to be liquidated; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation of the Company or any of its Significant Subsidiaries, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000, net of amounts covered by insurance in respect of which a solvent insurer has admitted liability, are rendered against one or more of the Company and its Significant Subsidiaries which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.   REMEDIES ON DEFAULT, ETC.

12.1. ACCELERATION.

          (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, the Majority Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

          (c)  If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such

Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

          Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (x) all accrued and unpaid interest and Make-Whole Amount or Modified Make-Whole Amount, if any, thereon and (y) the applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. OTHER REMEDIES.

          If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. RESCISSION.

          At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount or Modified Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount or Modified Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this
Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

          No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. REGISTRATION OF NOTES.

          The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. TRANSFER AND EXCHANGE OF NOTES.

          Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), within five Business Days thereafter the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $250,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $250,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. REPLACEMENT OF NOTES.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

within five Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.4  PAYMENTS ON NOTES.

14.1. PLACE OF PAYMENT.

          Subject to Section 14.2, payments of principal, Make-Whole Amount or Modified Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Morgan Guaranty Trust Company of New York in such jurisdiction. The Company may at any time thereafter, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in the United States or the principal office of a bank or trust company in the United States.

14.2. HOME OFFICE PAYMENT.

          So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount or Modified Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.   EXPENSES, ETC.

15.1. TRANSACTION EXPENSES.

          Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation:
(a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

          In furtherance of the foregoing, on the date of the Closing the Company will pay or cause to be paid the reasonable fees, disbursements and other regular charges (including estimated unposted disbursements and other charges as of the date of the Closing) of your special counsel which are reflected in the statement of such special counsel submitted to the Company on or prior to the date of the Closing. The Company will also pay, promptly upon receipt of supplemental statements therefor, reasonable additional fees, if any, and disbursements and other charges of such special counsel in connection with the transactions hereby contemplated (including disbursements and other charges unposted as of the date of the Closing to the extent such disbursements and other charges exceed estimated amounts paid as aforesaid).

15.2. SURVIVAL.

          The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.  AMENDMENT AND WAIVER.

17.1. REQUIREMENTS.

          This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and
(b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to the provisions of
Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or the time of payment or method of computation of interest or of the Make-Whole Amount or Modified Make-Whole Amount on, the Notes of either series, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. SOLICITATION OF HOLDERS OF NOTES.

          (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, not less than ten days in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. BINDING EFFECT, ETC.

          Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. NOTES HELD BY COMPANY, ETC.

          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.   NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

           (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

         (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Exective Officer and the President, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.   REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.   CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein

(if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.   SUBSTITUTION OF PURCHASER.

          You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.  MISCELLANEOUS.

22.1. SUCCESSORS AND ASSIGNS.

          All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

          (a) The Company irrevocably submits to the non-exclusive IN PERSONAM jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the IN PERSONAM jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (b) The Company consents to process being served in any suit, action or proceeding of the nature referred to in Section 22.2(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Company at its address specified in Section 18 or at such other address of which you shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

          (c) Nothing in this Section 22.2 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

          (d) THE COMPANY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE OTHER

AGREEMENTS, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

22.3. INDEMNIFICATION.

          The Company agrees, to the fullest extent permitted by applicable law, to indemnify, exonerate and hold you and each of your officers, directors, employees and agents (collectively the "INDEMNITEES" and individually an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable counsel fees and disbursements (collectively the "INDEMNIFIED LIABILITIES") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to, any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Notes or the execution, delivery, performance or enforcement of this Agreement, any Note or any instrument contemplated hereby by any of the Indemnitees, except as to any Indemnitee for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct; and if and to the extent the foregoing undertaking may be unenforceable for any reason, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          Without limiting the generality of the preceding paragraph, the Company will defend, indemnify and hold harmless each of the Indemnified Parties from and against any Indemnified Liabilities arising out of or in any way related to:

          (a) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threat of release of any Hazardous Materials in, on, over, under, from or affecting any property from time to time owned or held under lease by the Company or any of its Subsidiaries (collectively the "COMPANY PROPERTY");

          (b) any personal injury (including without limitation wrongful death, disease or other health condition related to or caused by, in whole or in part, any Hazardous Materials) or property damage (real or personal) arising out of or related to any Hazardous Materials in, on, over, under, from or affecting the Company Property;

          (c) any action, suit or proceeding brought or threatened, settlement reached or order of any Governmental Authority relating to such Hazardous Materials relative to the Company Property;

          (d) any violation of any requirement of law which is based on or arises from any Hazardous Materials in, on, over, under, from or affecting the Company Property; or

          (e) any act or omission of the Company or any Subsidiary, their respective officers, employees, agents, contractors, invitees, licensees, or permitees giving rise to liability under any Environmental Law applicable to the Company Property.

          The obligations of the Company under this Section shall survive payment of the Notes.

22.4. ACCOUNTING TERMS.

          All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Company shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Company only.

22.5. PAYMENTS DUE ON NON-BUSINESS DAYS.

          Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or Modified Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.6. SEVERABILITY.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.7. CONSTRUCTION.

          Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.8. COUNTERPARTS.

          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.9. GOVERNING LAW.

          This Agreement and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                *    *    *    *    *

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              MERIDIAN INDUSTRIAL TRUST, INC.


                              By
                                 -----------------------------
                                 President

The foregoing is hereby agreed to as of the date thereof.

[PURCHASER]


By
  ---------------------
    Title:

                                     SCHEDULE A

          This Schedule A shows the names and addresses of the Purchasers under the foregoing Note Purchase Agreement and the Other Agreements referred to therein and the respective principal amounts and series of Notes to be purchased by each.

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------
THE TRAVELERS INSURANCE COMPANY                        $26,000,000 (Series A)
(I/N/O TRAL & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of federal or other immediately available funds prior to 12:00 noon
     (New York time) on the due date to The Travelers
     Insurance Company--Consolidated Private Placement
     Account No. 910-2-587434 at The Chase Manhattan
     Bank, One Chase Plaza, New York, New York 10081,
     ABA# 021-000021, with sufficient information
    (including interest rate and maturity) to identify the source and application of such funds, including the PPN: 589643 A* 6 of the Series A Notes.

(2)  Address for all notices in respect of payment:
     One Tower Square
     Hartford, CT  06183-2030
     Attn:  Securities Department-Cashier

(3)  Address for all other communications:
     One Tower Square
     Hartford, CT  06183-2030
     Attention:  Securities Department-
                 Private Placements
     Telecopy:  (203) 954-5243

(4)  Tax Identification No.:  06-0566090

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

THE TRAVELERS LIFE AND ANNUITY COMPANY                 $4,000,000 (Series A)
(I/N/O TRAL & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of federal or other immediately available funds prior to 12:00 noon
     (New York time) on the due date to The Travelers
     Insurance Company--Consolidated Private Placement
     Account No. 910-2-587434 at The Chase Manhattan
     Bank, One Chase Plaza, New York, New York 10081,
     ABA# 021-000021, with sufficient information
     (including interest rate and maturity) to identify the source and application of such funds, including the PPN: 589643 A* 6 of the Series A Notes.

(2)  Address for all notices in respect of payment:
     One Tower Square
     Hartford, CT  06183-2030
     Attn:  Securities Department-Cashier

(3)  Address for all other communications:
     One Tower Square
     Hartford, CT  06183-2030
     Attention:  Securities Department-
                 Private Placements
     Telecopy:  (203) 954-5243

(4)  Tax Identification No.:  06-0904249

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

UNITED SERVICES AUTOMOBILE ASSOCIATION                 $25,000,000 (Series B)
     (I/N/O SALKELD & CO.)

(1) All payments on or in respect of the Notes to be by wire transfer of Federal or other immediately available funds, (identifying each payment as Meridian Industrial Trust, Senior Notes due 11/02/09, PPN 589643 A@ 4, principal or interest) to:

     Bankers Trust Company/USAA
     (ABA #021001033)
     Private Placement Processing
     AC #99 911 145
     for credit to: USAA
     Account Number 99715

(2) All notices of payments and written confirmations of such wire transfers, to:

     USAA
     c/o Asset Accounting
     USAA Building, B-1-W
     9800 Fredericksburg Road
     San Antonio, TX 78288

(3)  All communications:

     Insurance Company Portfolios
     USAA IMCO
     USAA Building, BK DO4N
     9800 Fredericksburg Road
     San Antonio, TX 78288

(4)  Deliver of Notes:

     Bankers Trust Company
     16 Wall Street
     4th Floor, Window 44
     Re: USAA #99715
     New York, New York 10015

(5)  Tax I.D. Number: 74-0959140

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

THE VARIABLE ANNUITY LIFE INSURANCE                    $9,000,000 (Series A)
     COMPANY

(1) All payments by wire transfer of immediately available funds, with sufficient information
     (including PPN 589643 A* 6, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

     ABA#011000028
     State Street Bank and Trust Company
     Boston, MA 02101
     Re: The Variable Annuity Life Insurance Company
     AC-0125-821-9
     OBI = PPN# 589643 A* 6 and description of payment
     Fund Number PA 54

(2) All notices of payments and written confirmations of such wire transfers to:

     The Variable Annuity Life Insurance Company and PA 54
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     1776 Heritage Drive
     North Quincy, MA 02171
     Facsimile Number: (617) 985-4923

(3)  All communications (including
     payment notices) to:

     The Variable Annuity Life Insurance Company
     c/o American General Corporation
     Attn: Investment Research Department, A37-01
     P.O. Box 3247
     Houston, TX 77253-3247

     Overnight Mail Address:

     2929 Allen Parkway
     Houston, TX 77019-2155
     Facsimile Number: (713) 831-1366

(4)  Tax I.D. Number: 74-1625348

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

THE UNITED STATES LIFE INSURANCE COMPANY               $5,000,000 (Series A)
      IN THE CITY OF NEW YORK

(1) All payments by wire transfer of immediately available funds, with sufficient information
     (including PPN 589643 A* 6, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

     ABA#011000028
     State Street Bank and Trust Company
     Boston, MA 02101
     Re: The United States Life Insurance Company in
         the City of New York
     AC-6956-534-9
     OBI = PPN# 589643 A* 6 and description of payment
     Fund Number PA 77

(2) All notices of payments and written confirmations of such wire transfers to:

     The United States Life Insurance Company in the
        City of New York and PA 77
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     1776 Heritage Drive
     North Quincy, MA 02171
     Facsimile Number: (617) 985-4923

(3)  All communications (including
     payment notices) to:

     The United States Life Insurance Company in the City of New York c/o American General Corporation
     Attn: Investment Research Department, A37-01
     P.O. Box 3247
     Houston, TX 77253-3247

     Overnight Mail Address:

     2929 Allen Parkway
     Houston, TX 77019-2155
     Facsimile Number: (713) 831-1366

(4)  Tax I.D. Number: 13-5459480

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

ALL AMERICAN LIFE INSURANCE COMPANY                    $3,000,000 (Series A)

(1) All payments by wire transfer of immediately available funds, with sufficient information
     (including PPN 589643 A* 6, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

     ABA#011000028
     State Street Bank and Trust Company
     Boston, MA 02101
     Re: All American Life Insurance Company
     AC-0082-332-8
     OBI = PPN# 589643 A* 6 and description of payment
     Fund Number PA 78

(2) All notices of payments and written confirmations of such wire transfers to:

     All American Life Insurance Company and PA 78
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     1776 Heritage Drive
     North Quincy, MA 02171
     Facsimile Number: (617) 985-4923

(3)  All communications (including
     payment notices) to:

     All American Life Insurance Company
     c/o American General Corporation
     Attn: Investment Research Department, A37-01
     P.O. Box 3247
     Houston, TX 77253-3247

     Overnight Mail Address:

     2929 Allen Parkway
     Houston, TX 77019-2155
     Facsimile Number: (713) 831-1366

(4)  Tax I.D. Number: 36-2148702

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

THE OLD LINE LIFE INSURANCE COMPANY                    $3,000,000 (Series A)
     OF AMERICA

(1) All payments by wire transfer of immediately available funds, with sufficient information
     (including PPN 589643 A* 6, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

     ABA#011000028
     State Street Bank and Trust Company
     Boston, MA 02101
     Re: The Old Line Life Insurance Company of America
     AC-5152-585-5
     OBI = PPN# 589643 A* 6 and description of payment
     Fund Number PA 79

(2) All notices of payments and written confirmations of such wire transfers to:

     The Old Line Life Insurance Company of America and PA 79
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     1776 Heritage Drive
     North Quincy, MA 02171
     Facsimile Number: (617) 985-4923

(3)  All communications (including
     payment notices) to:

     The Old Line Life Insurance Company of America
     c/o American General Corporation
     Attn: Investment Research Department, A37-01
     P.O. Box 3247
     Houston, TX 77253-3247

     Overnight Mail Address:

     2929 Allen Parkway
     Houston, TX 77019-2155
     Facsimile Number: (713) 831-1366

(4)  Tax I.D. Number: 39-0515140

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

THE LINCOLN NATIONAL LIFE INSURANCE                    $13,000,000 (Series A)
     COMPANY

(1) All payments by wire transfer of immediately available funds to:

     Bankers Trust Company
     New York, New York
     ABA #021001033
     Private Placement Processing
     Account No.:  99-911-145
     For the Accounts of:

     - The Lincoln National Life Insurance Company (REO) Custody Account No. 98149 - Note in original principal amount of $2,000,000
     - The Lincoln National Life Insurance Company (IAL) Custody Account No. 98194 - Note in original principal amount of $5,000,000
     - The Lincoln National Life Insurance Company (UIN) Custody Account No. 98127 - Note in original principal amount of $3,000,000
     - The Lincoln National Life Insurance Company (IND) Custody Account No. 98126 - Note in original principal amount of $1,500,000
     - The Lincoln National Life Insurance Company (IAD) Custody Account No. 98195 - Note in original principal amount of $1,500,000

     with sufficient information to identify the source and application of such funds, including the PPN: 589643 A*
     6 of the Series A Notes.

(2)  Address for delivery of securities:

     Bankers Trust Company
     14 Wall Street, 4th Floor, Window #44
     New York, NY 10005
     Attn: Lorraine Squires, Mail Stop 4049

(3) Address for all notices in respect of payment and all other communications:

     Bankers Trust Company
     Attn:  Private Placement Unit
     P.O. Box 998, Bowling Green Station
     New York, NY  10274
     Attn:  Investments/Private Placements

(4)  Tax I.D. Number: 35-0472300

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

LINCOLN LIFE & ANNUITY COMPANY OF                      $1,000,000 (Series A)
     NEW YORK

(1)  All payments by wire transfer of
     immediately available funds to:

     Bankers Trust Company
     New York, New York
     ABA #021001033
     Private Placement Processing
     Account No.:  99-911-145
     For the Accounts of:
     Lincoln Life & Annuity Company of New
          York (Custody Account No. 98440)

     with sufficient information to identify
     the source and application of such funds, including the PPN: 589643 A* 6 of the Series A Notes.

(2)  Address for delivery of securities:

     Bankers Trust Company
     14 Wall Street, 4th Floor, Window #44
     New York, NY 10005
     Attn: Lorraine Squires, Mail Stop 4049

(3)  Address for all notices in respect
     of payment and all other communications:

     Bankers Trust Company
     Attn:  Private Placement Unit
     P.O. Box 998, Bowling Green Station
     New York, NY  10274
     Attn:  Investments/Private Placements

(4)  Tax I.D. Number: 16-1505436

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

FIRST PENN-PACIFIC LIFE INSURANCE COMPANY              $3,000,000 (Series A)
     (I/N/O CUDD & CO)

(1)  All payments by wire transfer of
     immediately available funds to:

     Chase Manhattan Bank
     New York, NY
     ABA #: 021000021
     A/C #: 900-9-000200
     For the Accounts of:
     First Pann-Pacific Life Ins Co
          (Custody Account No. G-05996)

     with sufficient information to identify
     the source and application of such funds, including the PPN: 589643 A* 6 of the Series A Notes.

(2)  Address for delivery of securities:

     Chase Manhattan Bank
     4 New York Plaza
     11th Floor
     Attn: Larry Zimmer
     New York, NY 10004
     For Account: G-05996 First Penn-Pacific Life Ins. Co.

(3)  Address for all notices in respect
     of payment and all other communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street
     Renaissance Square
     Fort Wayne, IN 46802
     Attn: Investments/Private Placements

(4)  Tax I.D. Number: 23-2044248

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

LINCOLN NATIONAL HEALTH & CASUALTY                     $1,500,000 (Series A)
     INSURANCE COMPANY

(1)  All payments by wire transfer of
     immediately available funds to:

     Chase Manhattan Bank
     New York, NY
     ABA #: 021000021
     CHASE NYC/CTR/BNF
     A/C #: 900-9-000200
     For the Accounts of:
     Lincoln National Health & Casualty
          Insurance Company (Custody Account
          No. G06323)

     with sufficient information to identify
     the source and application of such funds, including the PPN: 589643 A* 6 of the Series A Notes.

(2)  Address for delivery of securities:

     Chase Manhattan Bank
     4 New York Plaza
     11th Floor
     Attn: Larry Zimmer
     New York, NY 10004
     For Account: G06323 Lincoln Natl Health & Casualty Ins Co

(3)  Address for all notices in respect
     of payment and all other communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street
     Renaissance Square
     Fort Wayne, IN 46802
     Attn: Investments/Private Placements

(4)  Tax I.D. Number: 35-1495207

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

ALLIED LIFE INSURANCE COMPANY "B"                      $1,000,000 (Series A)
     (I/N/O GERLACH & CO)

(1)  All payments by wire transfer of
     immediately available funds to:

     Citibank N.A.
     New York, NY
     ABA No.: 021 000 089
     Concentration A/C: 36112805
     For the Accounts of:
     Allied Life Ins Co "B" (Custody
          Account No. 846591)

     with sufficient information to
     identify the source and application
     of such funds, including the PPN:
     589643 A* 6 of the Series A Notes.

(2)  Address for delivery of securities:

     Citibank N.A.
     Attn: Sid Magwood
     Level C
     20 Exchange Place
     New York, NY 10043
     For Account: Allied Life Insurance Co.
          (Custody Account No. 846591)

(3)  Address for all notices in respect of
     payment and all other communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street
     Renaissance Square
     Fort Wayne, IN 46802
     Attn: Investments/Private Placements
     For A/C: Allied Life Insurance Company

(4)  Tax I.D. Number: 42-091353

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

SONS OF NORWAY                                         $500,000 (Series A)
     (I/N/O VAR & CO)

(1)  All payments by wire transfer of
     immediately available funds to:


     First Bank N.A.
     Minneapolis, MN
     ABA # 091 0000 22
     CR: First Trust National Association
     A/C#: 180121167365-TSU 020
     F/C: 12601910, Sons of Norway

     with sufficient information to identify
     the source and application of such funds, including the PPN: 589643 A* 6 of the Series A Notes.

(2)  Address for delivery of securities:

     First Trust National Association
     Physical Unit, Trade Settlement Services
     9th Floor
     180 E. 5th Street
     St. Paul, MN 55101
     For Account: 12601910, Sons of Norway
     Attn: Tara Steenblock

(3) Address for all notices in respect of payment and all other communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street
     Renaissance Square
     Fort Wayne, IN 46802
     Attn: Investments/Private Placements

(4)  Tax I.D. Number: 41-0547795

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

AID ASSOCIATION FOR LUTHERANS                          $15,000,000 (Series A)
     (I/N/O NIMER & CO)

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to

     Citibank, N.A.
     ABA # 021-000-089
     DDA # 36126473
     Attn: Judy Rock
     Ref Account # 846647
     Aid Association for Lutherans Custody Account

     with sufficient information setting forth
     (i) the name of the Company, (ii) the
     maturity date, (iii) the PPN: 589643 A* 6 of the Series A Notes, (iv) the amount of principal, interest and premium, if any, and (v) the due date of the payment being made.

(2)  All notices with respect to payments to:

     Aid Association for Lutherans
     Attention:  Investment Department
     4321 North Ballard Road
     Appleton, WI 54919

     AND

     Income Collection and Disbursement
     Ref Account # 846647
     Aid Association for Lutherans Custody Account
     Citicorp Services Inc.
     1410 N. Westshore Blvd,
     4th Floor
     Tampa, FL 33607

(3)  Address for all other communications:

     Aid Association for Lutherans
     Attention:  Investment Department
     4321 North Ballard Road
     Appleton, WI 54919

(4)  Tax Identification Number:  13-6020733

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

METROPOLITAN LIFE INSURANCE COMPANY                    $15,000,000 (Series A)

(1)  All payments on account of the Notes
     shall be made by wire transfer of Federal or other immediately available funds to its Account No. 002-2-410591 at The Chase
     Manhattan Bank, Metropolitan Branch, 33
     East 23rd Street, New York, NY 10010, ABA
     #021000021, with sufficient information
     setting forth (i) the name of the Company,
     (ii) the maturity date, (iii) the PPN:
     589643 A* 6 of the Series A Notes, (iv) the amount of principal, interest and premium, if any, and (v) the due date of the payment being made.

(2)  Address for all notices:

     Metropolitan Life Insurance Company
     Real Estate Investments
     200 Park Avenue
     12th Floor
     New York, NY 10166
     Attn: Vice President Real Estate
          Capital Markets
     Telecopy: 212-578-2927

(3)  Tax Identification Number:  13-5581829

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

NATIONAL LIFE INSURANCE COMPANY                        $10,000,000 (Series A)

(1)  All payments by wire transfer of
     immediately available funds, with
     sufficient information (including PPN
     589643 A* 6, interest rate, maturity
     date, interest amount, principal amount
     and premium amount, if applicable) to
     identify the source and application of
     such funds, to:

     Chase Manhattan Bank, N.A.
     One Chase Manhattan Plaza
     New York, NY 10081
     ABA # 021000021
     Account No. 910-4-017752

(2) All notices and communications, including notices with respect to payments and written confirmations of each such payment, to:

     National Life Insurance Company
     One National Life Drive
     Montpelier, VT 05604
     Attn: Private Placements
     Fax: 802-223-9329

(3)  Tax I.D. Number: 03-0144090

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

LIFE INSURANCE COMPANY OF THE SOUTHWEST                $5,000,000 (Series A)

(1)  All payments by wire transfer of
     immediately available funds, with
     sufficient information (including PPN
     589643 A* 6, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

     Chase Manhattan Bank, N.A.
     One Chase Manhattan Plaza
     New York, NY 10081
     ABA # 021000021
     Account No. 910-2-754349

(2) All notices and communications, including notices with respect to payments and written confirmations of each such payment, to:

     Life Insurance Company of the Southwest
     c/o National Life Insurance Company
     One National Life Drive
     Montpelier, VT 05604
     Attn: Private Placements
     Fax: 802-223-9329

(3)  Tax I.D. Number: 75-0953004

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

KEYPORT LIFE INSURANCE COMPANY                         $10,000,000 (Series A)
     (I/N/O BOST & CO.)

(1)  All payments by wire transfer of
     immediately available funds, with
     sufficient information (including PPN
     589643 A* 6, interest rate, maturity
     date, interest amount, principal amount
     and premium amount, if applicable) to
     identify the source and application of
     such funds, to:

     Federal Reserve Bank of Boston
     011001234/BOS SAFE DEP
     DDA 125261
     Attn:  MBS Income CC: 1253
     For:  Keyport #KEYF0005002
     Description of Security, Pay Date

(2) All notices and communications, including notices with respect to payments and written confirmations of each such payment, to:

     Keyport Life Insurance Company
     c/o Stein Roe & Farnham Incorporated
     1 South Wacker Drive
     Chicago, IL 60606
     Attn: Private Placements

(3)  The certificate(s) should be delivered to:

     Mellon Securities Trust Co.
     120 Broadway, 13th Floor
     New York, NY 10271
     Reference: A/C KEYF0005002 KEYPORT

(4)  Tax I.D. Number: 39-0515140

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

UNION CENTRAL LIFE INSURANCE COMPANY                   $5,000,000 (Series A)
     (I/N/O HARE & CO.)

(1)  All payments by wire transfer of
     immediately available funds, with
     sufficient information (including PPN
     589643 A* 6, interest rate, maturity
     date, interest amount, principal amount
     and premium amount, if applicable) to
     identify the source and application of
     such funds, to:

     Hare BNF/IOC 566
     New York, NY
     ABA #: 021-000-018
     Credit:
     The Union Central Life Insurance Company
     Account # 367614
     Attn: P&I Department
     Subject:

(2)  Address for all notices in respect of payment:

     The Union Central Life Insurance Company
     1876 Waycross Rd
     Cincinnati, OH 45240
     Attn: Treasury Department
     Fax: 513-595-2843

(3)  Address for all other communications:

     Carillon Advisers Inc.
     1876 Waycross Rd.
     Cincinnati, OH 45240
     Attn: Mr. Gary Rodmaker
     Fax: 513-595-2843

(4)  Tax I.D. Number: 72-0281240

                                                            Series and
Name and Address of Purchaser                            Principal Amount
-----------------------------                          --------------------

PAN-AMERICAN LIFE INSURANCE COMPANY                    $5,000,000 (Series A)

(1)  All payments by wire transfer of
     immediately available funds, with
     sufficient information (including PPN
     589643 A* 6, interest rate, maturity
     date, interest amount, principal amount
     and premium amount, if applicable) to
     identify the source and application of
     such funds, to:

     Account #1100-29496
     FIRST NATIONAL BANK OF COMMERCE
     ABA #065000029
     210 Baronne Street
     New Orleans, LA 70112
     Account of PAN-AMERICAN LIFE INSURANCE COMPANY

(2)  Address for all notices in respect of payment:

     Pan-American Life Insurance Company
     Attn: Bond & Stock Accounting - 28th Fl.
     601 Poydras Street
     New Orleans, LA 70130
     Fax: 504-566-3459

(3)  Address for all other communications:

     Pan-American Life Insurance Company
     Attn: Investment Department - 28th Fl.
     601 Poydras Street
     New Orleans, LA 70130

(4)  Tax I.D. Number: 72-0281240

                                                                      SCHEDULE B
                                   DEFINED TERMS

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "ANNUAL SERVICE CHARGE" means, for any period, the sum of (a) aggregate interest expense for such period, and the amortization during such period of any original issue discount, in respect of Indebtedness and (b) the aggregate amount of dividends which are payable during such period in respect of any Disqualified Stock, all determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

          "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or San Francisco, California are required or authorized to be closed.

          "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

          "CAPITAL STOCK" means, with respect to any Person, any capital stock (including Preferred Stock), shares, interests, participations or other ownership interests (however designated) of the Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

          "CLOSING" is defined in Section 3.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "COMPANY" means Meridian Industrial Trust, Inc., a Maryland corporation.

          "CONFIDENTIAL INFORMATION"  is defined in Section 20.

          "CONSOLIDATED ADJUSTED TOTAL ASSETS" means, as of any date, the sum (without duplication) of (a) Total Assets as of the last day of the most recently ended fiscal period for which financial statements have then been delivered (or are then required to have been delivered) pursuant to Section 7.1 PLUS (b) the aggregate purchase price of all real estate assets and mortgages receivable acquired by the Company and its Subsidiaries since the last day of such fiscal period PLUS (c) the net cash proceeds received by the Company and its Subsidiaries in respect of the issuance of debt or equity securities since the last day of such fiscal period (except proceeds used to acquire such real estate assets or mortgages receivable or used to reduce Indebtedness).


          "CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE" means, for any period, Earnings from Operations plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication):
(a) interest expense on Indebtedness, (b) provision for taxes based on income,
(c) amortization of debt discount, (d) provisions for gains and losses on properties and property depreciation and amortization, (e) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for the period and (f) amortization of deferred charges.

          "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          "DEFAULT RATE" means: when used with respect to the Notes of either series, that rate of interest equal to the greater of (i) 2% per annum above the stated interest rate borne by the Notes of such series and (ii) 1% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City as its "base" or "prime" rate; and when used for any other purpose in this Agreement, the Default Rate applicable to the Series B Notes.

          "DISQUALIFIED STOCK" means, with respect to any Person, any Capital Stock of the Person which by the terms of that Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (b) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (c) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of that Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the stated maturity date of the Notes.

          "EARNINGS FROM OPERATIONS" means, for any period, net earnings of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding (a) gains or losses on sales of investments, (b) extraordinary items and (c) gains or losses on property valuations.

          "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

          "EVENT OF DEFAULT" is defined in Section 11.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "GOVERNMENTAL AUTHORITY"  means

          (a)  the government of

               (i) the United States of America or any State or other political subdivision thereof, or

               (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

          "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

          "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

          (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Disqualified Stock;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (f)  Swaps of such Person; and

          (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

          Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

          "MAJORITY HOLDERS" means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

          "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

          "MEMORANDUM" is defined in Section 5.3.

          "MODIFIED MAKE-WHOLE AMOUNT" is defined in Section 8.6.

          "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "NOTES" is defined in Section 1.

          "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

          "OTHER AGREEMENTS" is defined in Section 2.

          "OTHER PURCHASERS" is defined in Section 2.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

          "REIT" means a "real estate investment trust", as that term is defined in the Code.

          "REQUIRED HOLDERS" means, at any time, the holders of at least 66 2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

          "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

          "SERIES A NOTES" is defined in Section 1.

          "SERIES B NOTES" is defined in Section 1.

          "SIGNIFICANT SUBSIDIARY" has the meaning ascribed in Regulation S-X promulgated under the Securities Act.

          "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

          "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

          "TOTAL ASSETS" means, as of any date, the sum of the book values of
(a) the Undepreciated Real Estate Assets and (b) all other assets of the Company and its Subsidiaries (other than accounts receivable and intangibles), all determined on a consolidated basis in accordance with GAAP.

          "TOTAL UNENCUMBERED ASSETS" means the sum of the book values of (a) all Undepreciated Real Estate Assets not subject to a Lien securing Indebtedness and (b) all other assets of the Company and its Subsidiaries (other than accounts receivable and intangibles) not subject to a Lien securing Indebtedness, all determined on a consolidated basis in accordance with GAAP.

          "UNDEPRECIATED REAL ESTATE ASSETS" means, as of any date, the cost (original cost plus capital improvements) of real estate assets of the Company and its Subsidiaries, before depreciation and amortization, all determined on a consolidated basis in accordance with GAAP.

          "UNSECURED INDEBTEDNESS" means, as of any date, Indebtedness of the Company or a Subsidiary that is not secured by any Lien on or with respect to any property of the Company or any Subsidiary.

          "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

SCHEDULE 5.4


         SUBSIDIARIES, AFFILIATES, AND COMPANY DIRECTORS AND SENIOR OFFICERS

SUBSIDIARIES AND AFFILIATES



-------------------------------------------------------------------------------------------------------------
                               TYPE OF ENTITY AND
         NAME OF ENTITY           JURISDICTION          OWNERSHIP INTEREST OF COMPANY AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------
  -    Meridian Unsecured,   California corporation        Company owns 100% of outstanding shares
       Inc.
-------------------------------------------------------------------------------------------------------------
  -    MIT Secured, Inc.     California corporation        Company owns 100% of outstanding shares
-------------------------------------------------------------------------------------------------------------
  -    MJV III Corp.         California corporation        Company owns 100% of outstanding shares
-------------------------------------------------------------------------------------------------------------
  -    MJV IV Corp.          California corporation        Company owns 100% of outstanding shares
-------------------------------------------------------------------------------------------------------------
  -    MIT-SLP, Inc.         California corporation        Company owns 100% of outstanding shares
-------------------------------------------------------------------------------------------------------------
  -    MIT-ULP, Inc.         California corporation        Company owns 100% of outstanding shares
-------------------------------------------------------------------------------------------------------------
  -    MIT Secured L.P.      California limited            MIT Secured, Inc. is a 1% general partner -
                             partnership                   MIT-SLP, Inc.  is a 99% limited partner
-------------------------------------------------------------------------------------------------------------
  -    MIT Unsecured L.P.    California limited            MIT Unsecured, Inc. is a 1% general partner -
                             partnership                   MIT-ULP, Inc.  is a 99% limited partner
-------------------------------------------------------------------------------------------------------------
  -    MDN/JSC Limited       California limited            MJV IV Corp is a 1% general partner - Company
       Partnership           partnership                   is a 85%  limited partner
-------------------------------------------------------------------------------------------------------------
  -    EPB 1, Ltd.           Texas limited partnership     MIT Unsecured, Inc. is a 1% general partner -
                                                           MIT-ULP, Inc. is a 49% limited partner
-------------------------------------------------------------------------------------------------------------
  -    EBP 2, Ltd.           Texas limited partnership     MIT Unsecured, Inc. is a 1% general partner -
                                                           MIT-ULP, Inc. is a 49% limited partner
-------------------------------------------------------------------------------------------------------------
  -    EBP 3, Ltd.           Texas limited partnership     MIT Unsecured, Inc. is a 1% general partner -
                                                           MIT-ULP, Inc. is a 49% limited partner
-------------------------------------------------------------------------------------------------------------
  -    Meridian-Argent VI,   Texas limited partnership     MIT Unsecured, Inc. is a 1% general partner -
       Ltd.                                                MIT-ULP, Inc. is a 49% limited partner
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
  -    Meridian Ohio         Delaware limited              MJV III Corp. is a 1% general partner - Company
       Limited Partnership   partnership                   is a 19% limited partner
-------------------------------------------------------------------------------------------------------------

Company Directors
-----------------
Allen J. Anderson
C.E. Cornutt
T. Patrick Duncan
Peter O. Hanson
John S. Moody
Kenneth N. Stensby
Lee W. Wilson

Company Senior Officers
-----------------------
Allen J. Anderson - Chairman and CEO
Milton K. Reeder - President and Chief Financial Officer
Dennis D. Higgs - Executive Vice President
Gregory D. Skirving - Senior Vice President
Peter B. Harmon - Vice President
Timothy B. Keith - Vice President
Jaime Suarez - Vice President
Celeste K. Woo - Vice President
Robert A. Dobbin - Secretary

                                     SCHEDULE 5.5

                                 FINANCIAL STATEMENTS


1.   AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997

     Consolidated Balance Sheets as of  December 31, 1995 and December 31, 1996

     Consolidated Statements of Operations for the period beginning May 18, 1995 and ended December 31, 1995 and for the year ended December 31, 1996

     Consolidated Statements of Cash Flows for the period beginning May 18, 1995 and ended December 31, 1995 and for the year ended December 31, 1996

     Consolidated Statements of Stockholders' Equity for the period beginning May 18, 1995 and ended December 31, 1995 and for the year ended December 31, 1996

2.   INTERIM FINANCIAL STATEMENTS AT JUNE 30, 1997 (UNAUDITED)

     Condensed Consolidated Balance Sheets as of December 31, 1996 and June 30, 1997

     Condensed Consolidated Statements of Operations for the three months and six months ended June 30, 1997

     Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and June 30, 1997

3.   INTERIM FINANCIAL STATEMENTS AT SEPTEMBER 30, 1997 (UNAUDITED)

     Condensed Consolidated Balance Sheets as of December 31, 1996 and September 30, 1997

     Condensed Consolidated Statements of Operations for the three months and nine months ended September 30, 1997

     Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 1996 and September 30, 1997

                                    SCHEDULE 5.15


                                EXISTING INDEBTEDNESS


     1.   Prudential Insurance Company of America Secured Mortgage Note
          Maturity Date:           7/15/98
          Interest Rate:                9.89%
          Outstanding Balance at 10/31/97:   $10,369,980


     2.   Prudential Insurance Company of America Mortgage Loan
          Maturity Date:           6/1/05
          Interest Rate:                8.63%
          Outstanding Balance at 10/31/97:   $66,094,000


     3. Third Amended and Restated Revolving Credit Agreement among Meridian Industrial Trust, Inc., Bank Boston, N.A. and the other banks listed therein
          Maturity Date:           4/3/00
          Interest Rate:                LIBOR plus 1.3%
          Maximum Borrowing Amount:     $250,000,000
          Outstanding Balance at 10/31/97:   $178,000,000

                                                                    EXHIBIT 1(a)

                              [FORM OF SERIES A NOTE]

                          MERIDIAN INDUSTRIAL TRUST, INC.

                       7.25% SENIOR NOTE, SERIES A, DUE 2007

No. RA-                                                       New York, New York
$                                                                         [Date]
PPN: 589643 A* 6

          FOR VALUE RECEIVED, the undersigned, MERIDIAN INDUSTRIAL TRUST, INC. (the "Company"), a Maryland corporation, hereby promises to pay to [_________ __________], or registered assigns, the principal sum of [___________________] DOLLARS on November 20, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.25% per annum from the date hereof, payable semiannually on the 20th day of May and November in each year, commencing with May 20 or November 20 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount (as such terms are defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.25% and (ii) 1% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time at its principal banking office in New York City as its "base" or "prime" rate.

          Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at said or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of November 15, 1997 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          As provided in the Note Purchase Agreements this Note shall be construed and enforced in accordance with, the rights of the holder hereof, be governed by the law of the State of New York, excluding principles of law of such state that would require the application of the laws of a jurisdiction other than such state.

                              MERIDIAN INDUSTRIAL TRUST, INC.



                              By
                                -------------------------
                                 Title:

                                                                    EXHIBIT 1(b)
                              [FORM OF SERIES B NOTE]

                          MERIDIAN INDUSTRIAL TRUST, INC.

                       7.30% SENIOR NOTE, SERIES B, DUE 2009

No. RB-                                                       New York, New York
$                                                                         [Date]
PPN: 589643 A@ 4

          FOR VALUE RECEIVED, the undersigned, MERIDIAN INDUSTRIAL TRUST, INC. (the "Company"), a Maryland corporation, hereby promises to pay to [__________ ________], or registered assigns, the principal sum of [______________________] DOLLARS on November 20, 2009, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.30% per annum from the date hereof, payable semiannually on the 20th day of May and November in each year, commencing with May 20 or November 20 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount (as such terms are defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.30% and (ii) 1% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time at its principal banking office in New York City as its "base" or "prime" rate.

          Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at said or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of November 15, 1997 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          As provided in the Note Purchase Agreements this Note shall be construed and enforced in accordance with, the rights of the holder hereof, be governed by the law of the State of New York, excluding principles of law of such state that would require the application of the laws of a jurisdiction other than such state.

                              MERIDIAN INDUSTRIAL TRUST, INC.



                              By
                                -------------------------
                                 Title:

                                                EXHIBITS 4.4(a)(1) and 4.4(a)(2)


                        OPINIONS OF COUNSEL FOR THE COMPANY


           The following opinions are to be provided by special counsel for the Company (allocated between firms as appropriate), subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreements.

          1. The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now being conducted and to execute and deliver the Agreements and the Notes and to perform the provisions thereof. The Company has duly qualified and is authorized to do business in each jurisdiction where such qualification and authorization is necessary.

          2. Each Subsidiary is a corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and is duly qualified as a foreign corporation or partnership and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Subsidiary has all requisite corporate power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts.

          3. The Agreements have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms.

          4. The Notes being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          5. No consent, approval or authorization of, or declaration, registration or filing with, any Governmental Authority is required to be obtained or made in connection with the execution and delivery by the Company of the Agreements or said Notes or for the performance by the Company of its obligations thereunder, except for information filings with the Securities and Exchange Commission and any similar filings, if any, required to be made under any state securities laws.

          6. It was not necessary in connection with the offering, sale and delivery of said Notes, under the circumstances contemplated by the Agreements, to register said Notes under the Securities Act or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

          7. The execution, delivery and performance by the Company of the Agreements and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument known to such counsel to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority known to such counsel to be applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

          8. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

          9. None of the transactions contemplated by the Agreements (including without limitation the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including without limitation Regulations G, T and X of the Board of Governors of the Federal Reserve System (12 CFR, Part 207, Part 220 and Part 224, respectively).

          10. There are no actions, suits or proceedings pending, or to the knowledge of such counsel threatened, against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority, except actions, suits or proceedings which (a) individually do not in any manner draw into question the validity of the Agreements or the Notes and (b) in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                                      * * * *


          This opinion is given solely for your benefit, and for the benefit of the institutional investor holders from time to time of the Notes purchased by you today, in connection with the closing held today of the transactions contemplated by the

Agreements, and may not be relied upon by any other person for any purpose without our prior written consent.

                                                                  EXHIBIT 4.4(b)


                              FORM OF OPINION OF WF&G



                               November   , 1997


                Re: Meridian Industrial Trust, Inc.
                    7.25% Senior Notes, Series A, due 2007
                    7.30% Senior Notes, Series B, due 2009


To the several Purchasers listed in
   Schedule A to the within-mentioned
   Note Purchase Agreements

Ladies and Gentlemen:


           We have acted as your special counsel in connection with the issuance by Meridian Industrial Trust, Inc. (the "Company") of its 7.25% Senior Notes, Series A, due 2007 in an aggregate principal amount of $135,000,000 and its 7.30% Senior Notes, Series B, due 2009 in an aggregate principal amount of $25,000,000 (collectively the "Notes") and the purchases by you pursuant to the several Note Purchase Agreements made by you with the Company under date of November 15, 1997 (the "Note Purchase Agreements") of Notes in the respective aggregate principal amounts specified in Schedule A to the Note Purchase Agreements. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase Agreements.

           We have examined such corporate records of the Company, agreements and other instruments, certificates of officers and representatives of the Company, certificates of public officials, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies. As to questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Purchase Agreements and upon certifications by officers or other representatives of the Company.

           In addition, we attended the closing held today at our office at which you purchased and made payment for Notes of the series and in the respective aggregate principal amounts to be purchased by you, all in accordance with the Note Purchase Agreements.

           Based upon the foregoing and having regard for legal considerations that we deem relevant, we render our opinion to you pursuant to Section 4.4(b) of the Note Purchase Agreements as follows:

          1. The Note Purchase Agreements have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms.

          2. The Notes being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          3. No consent, approval or authorization of, or declaration, registration or filing with, any New York or Federal Governmental Authority is required to be obtained or made as a condition to the validity of the execution and delivery by the Company of the Note Purchase Agreements or said Notes or for the performance by the Company of its obligations thereunder.

          4. It was not necessary in connection with the offering, sale and delivery of said Notes, under the circumstances contemplated by the Note Purchase Agreements, to register said Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

          5. The opinions of even date herewith of Vinson & Elkins L.L.P. and Ballard Spahr Andrews & Ingersoll, counsel for the Company, delivered to you pursuant to Section 4.4(a) of the Note Purchase Agreements, are satisfactory to us in form and scope with respect to the matters specified therein and we believe that you are justified in relying thereon.

           The opinions expressed above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exception that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such opinions are also subject to the exception that the enforceability of indemnity provisions contained in the Note Purchase Agreements may be subject to limitations based upon public policy considerations.

           We express no opinion as to Section 22.2 of the Note Purchase Agreements insofar as said Section relates to (a) the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy relating to the Note Purchase Agreements, the Notes or any other document related thereto, (b) the waiver of inconvenient forum with respect to proceedings in such United States District Court or (c) the waiver of the right to jury trial.

           We are members of the bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than Federal laws and the laws of the State of New York.

           This opinion is given solely for your benefit and for the benefit of institutional investor holders from time to time of the Notes purchased by you today, in connection with the closing held today of the transactions contemplated by the Note Purchase Agreements, and may not be relied upon by any other person for any purpose without our prior written consent.


                                             Very truly yours,

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

THE TRAVELERS INSURANCE COMPANY



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

THE TRAVELERS LIFE AND ANNUITY
 COMPANY



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

THE VARIABLE ANNUITY LIFE
 INSURANCE COMPANY



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

THE UNITED STATES LIFE INSURANCE
 COMPANY IN THE CITY OF NEW YORK



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

ALL AMERICAN LIFE INSURANCE COMPANY



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

THE OLD LINE LIFE INSURANCE
 COMPANY OF AMERICA



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By   LINCOLN INVESTMENT MANAGEMENT, INC.,
     Its Attorney-In-Fact



     By
       -------------------------------
        Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By   LINCOLN INVESTMENT MANAGEMENT, INC.,
     Its Attorney-In-Fact



     By
       -------------------------------
        Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.


                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.


                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

By   LINCOLN INVESTMENT MANAGEMENT, INC.,
     Its Attorney-In-Fact



     By
       -------------------------------
        Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

LINCOLN NATIONAL HEALTH & CASUALTY
 INSURANCE COMPANY

By   LINCOLN INVESTMENT MANAGEMENT, INC.,
     Its Attorney-In-Fact



     By
       -------------------------------
        Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.


ALLIED LIFE INSURANCE COMPANY

By   LINCOLN INVESTMENT MANAGEMENT, INC.,
     Its Attorney-In-Fact



     By
       -------------------------------
        Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.


                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

SONS OF NORWAY

By   LINCOLN INVESTMENT MANAGEMENT, INC.,
     Its Attorney-In-Fact



     By
       -------------------------------
        Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

AID ASSOCIATION FOR LUTHERANS



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY



By
  -------------------------------
   Title:


By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

NATIONAL LIFE INSURANCE COMPANY



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.




                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

LIFE INSURANCE COMPANY OF THE
 SOUTHWEST



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

KEYPORT LIFE INSURANCE COMPANY

By   STEIN ROE & FARNHAM INCORPORATED,
     as agent



     By
       -------------------------------
        Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

THE UNION CENTRAL LIFE INSURANCE
 COMPANY



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.

PAN-AMERICAN LIFE INSURANCE COMPANY



By
  -------------------------------
   Title:

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MERIDIAN INDUSTRIAL TRUST, INC.



                                        By
                                          ------------------------------------
                                           President



The foregoing is hereby agreed to as of the date thereof.


UNITED SERVICES AUTOMOBILE ASSOCIATION



By
  -------------------------------
   Title: